Exhibit 99.1

Ping Identity Reports Third Quarter 2020 Results, Provides Outlook for Fourth Quarter

●	ARR was $242.6 million, up 17% from the prior year period
●	Total revenue was $59.9 million, of which 92% was subscription revenue
●	Acquired Symphonic, a leader in Dynamic Authorization, to accelerate Zero Trust security and address growing regulation and privacy mandates

DENVER – November 4, 2020 – Ping Identity Holding Corp. (“Ping Identity,” or the “Company”) (NYSE: PING), the Intelligent Identity solution for the enterprise, today announced its financial results for the three and nine months ended September 30, 2020.

“We were pleased to deliver outperformance across all guidance metrics for the third quarter. Our continued execution is a testament to the importance enterprise CIOs and CISOs place on security, digital transformation, and partnering with Ping Identity. As we turn to the fourth quarter and beyond, our focus is to continue to build on this momentum and deliver world-class enterprise identity solutions,” said Andre Durand, Ping Identity’s Chief Executive Officer.

“Identity remains at the nexus of both digital and security transformations. As we establish a new working norm, Ping Identity continues to partner closely with enterprises along their hybrid and multi-cloud journey. As a result, we have focused intently on speed of deployment, providing customers with technology and services to assist with enterprise migrations, and unifying our platform through a simple and elegant administrative experience,” Durand concluded.

Financial Highlights for the Third Quarter of 2020

ARR: Ending ARR at September 30, 2020 was $242.6 million and represented a 17% increase compared to the same period last year. Ping Identity defines ARR as the annualized value of all subscription contracts as of the end of the period.

Revenue: Total revenue for the third quarter of 2020 was $59.9 million. Subscription revenue was $55.1 million.

Cash Flow: Net cash provided by operating activities was $20.0 million in the nine months ended September 30, 2020 compared to $8.5 million in the nine months ended September 30, 2019. Unlevered Free Cash Flow was $10.2 million for the nine months ended September 30, 2020 compared to $8.1 million for the nine months ended September 30, 2019.

Dollar-Based Net Retention Rate: For the period ended September 30, 2020, Ping Identity’s dollar-based net retention rate was 110%.

Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.

Recent Business Highlights

●	Acquired Symphonic, a leader in Dynamic Authorization, effective with the closing on October 31, 2020. Ping Data Governance and Symphonic together will provide large enterprises the ability to easily manage authorization of critical transactions, provide access to sensitive data, and deliver new digital services to the market faster
●	Launched two new enterprise cloud services, PingOne MFA and PingOne Risk to strengthen customer authentication and improve security around Passwordless user experiences

●	Hosted IDENTIFY, Ping Identity’s annual users conference virtually with its partners to recognize its customers’ success, demonstrate multiple new products, and deliver keynote presentations from industry leaders
●	Ended the quarter with 252 customers over $250,000 in ARR, representing an 11% year-over-year growth rate in that customer cohort

Commenting on the company’s financial results, Raj Dani, Ping Identity’s CFO added, “Ping Identity’s year-over-year ARR growth of 17% proves our ability to successfully navigate the economic climate. We saw solid improvement in our cash flow from operations, increasing $11.5 million year over year, while our Unlevered Free Cash Flow margin for the nine months ended September 30, 2020 was 6%. Enterprises continue to choose Ping Identity’s hybrid cloud platform and SaaS services to go wall-to-wall in securing their customers, employees and other key partners.”

Financial Outlook

Ping Identity provides the following expected financial guidance for the quarter ending December 31, 2020:

Total ARR of $255.0 million to $257.0 million

Total Revenue of $67.0 million to $70.0 million

Unlevered Free Cash Flow of $(5.0) million to $(3.0) million

Webcast / Conference Call Details

In conjunction with this announcement, Ping Identity will host a webcast conference call today, November 4, 2020, at 5:00 p.m. Eastern Time to discuss its financial results. The listen-only webcast is available at https://investor.pingidentity.com. Investors and participants can register for the telephonic version of the conference call in advance by visiting http://www.directeventreg.com/registration/event/6159505. After registering, instructions will be shared on how to join the call including dial-in information as well as a unique passcode and registrant ID. At the time of the call, registered participants will dial in using the numbers from the confirmation email, and upon entering their unique passcode and ID, will be entered directly into the conference.

Following the conference call, a replay will be available until 11:59 p.m. Eastern time on November 11, 2020. The replay dial-in number will be (800) 585-8367 or for international (416) 621-4642, using the replay number pin: 6159505. An archived webcast of the call will also be available at https://investor.pingidentity.com.

Use of Non-GAAP Financial Information

In addition to Ping Identity’s results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this press release and discussed on the related teleconference call are useful in evaluating its operating performance: Non-GAAP Gross Profit, Non-GAAP Gross Profit Margin, Non-GAAP Operating Expenses, Non-GAAP Net Income, Non-GAAP Net Income Per Share, Levered Free Cash Flow, Unlevered Free Cash Flow, Adjusted EBITDA, and Adjusted EBITDA Margin. Certain of these non-GAAP measures exclude stock-based compensation, depreciation and amortization expense, loss on extinguishment of debt and acquisition-related expenses. Ping Identity believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Forward-Looking Statements

In addition to historical consolidated financial information, certain statements in this press release and on the related teleconference call may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical fact included in this press release and on the related teleconference call are forward-looking statements. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements Ping Identity makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results or its plans and objectives for future operations, growth initiatives, or strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s other filings with the SEC which include, but are not limited to: the impact of the COVID-19 outbreak; our ability to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences; our ability to enhance and deploy our cloud-based offerings while continuing to effectively offer our on-premise offerings; our ability to maintain or improve our competitive position; the impact on our business of a network or data security incident or unauthorized access to our network or data or our customers’ data; the effects on our business if we are unable to acquire new customers, if our customers do not renew their arrangements with us, or if we are unable to expand sales to our existing customers or develop new solutions or solution packages that achieve market acceptance; our ability to manage our growth effectively, execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges; our dependence on our senior management team and other key employees; our ability to enhance and expand our sales and marketing capabilities; our ability to attract and retain highly qualified personnel to execute our growth plan; the risks associated with interruptions or performance problems of our technology, infrastructure and service providers; our dependence on Amazon Web Services cloud infrastructure services; the impact of data privacy concerns, evolving regulations of cloud computing, cross-border data transfer restrictions and other domestic and foreign laws and regulations; the impact of volatility in quarterly operating results; the risks associated with our revenue recognition policy and other factors may distort our financial results in any given period; the effects on our customer base and business if we are unable to enhance our brand cost-effectively; our ability to comply with anti-corruption, anti-bribery and similar laws; our ability to comply with governmental export and import controls and economic sanctions laws; our ability to comply with HIPAA; the potential adverse impact of legal proceedings; the impact of our frequently long and unpredictable sales cycle; our ability to identify suitable acquisition targets or otherwise successfully implement our growth strategy; the impact of a change in our pricing model; our ability to meet service level commitments under our customer contracts; the impact on our business and reputation if we are unable to provide high-quality customer support; our dependence on strategic relationships with third parties; the impact of adverse general and industry-specific economic and market conditions and reductions in IT and identity spending; the ability of our platform, solutions and solution packages to interoperate with our customers’ existing or future IT infrastructures; our dependence on adequate research and development resources and our ability to successfully complete acquisitions; our dependence on the integrity and scalability of our systems and infrastructures; our reliance on software and services from other parties; the impact of real or perceived errors, failures, vulnerabilities or bugs in our solutions; our ability to protect our proprietary rights; the impact on our business if we are subject to infringement claim or a claim that results in   a significant damage award; the risks associated with our use of open source software in our solutions, solution packages and subscriptions; our reliance on SaaS vendors to operate certain functions of our business; the risks associated with indemnity provisions in our agreements; the risks associated with liability claims if we breach our contracts; the impact of the failure by our customers to pay us in accordance with the terms of their agreements; our ability to expand the sales of our solutions and solution packages to customers located outside of the United States; the risks associated with exposure to foreign currency fluctuations; the impact of Brexit; the impact of potentially adverse tax consequences associated with our international operations; the impact of changes in tax laws or regulations; the impact of the Tax Act; our ability to maintain our corporate culture; our ability to develop and maintain proper and effective internal control over financial reporting; our management team’s limited experience managing a public company; the risks associated with having operations and employees located in Israel; the risks associated with doing business with governmental entities; and the impact of catastrophic events on our business. Given these factors, as well as other variables that may affect Ping Identity’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Ping Identity

Ping Identity is the Intelligent Identity solution for the enterprise. We enable companies to achieve Zero Trust identity-defined security and more personalized, streamlined user experiences. The Ping Intelligent Identity™ platform provides customers, workforce, and partners with access to cloud, mobile, SaaS and on-premises applications across the hybrid enterprise. Over half of the Fortune 100 choose us for our identity expertise, open standards, and partnerships with companies including Microsoft and Amazon. We provide flexible identity solutions that accelerate digital business initiatives, delight customers, and secure the enterprise through multi-factor authentication, single sign-on, access management, intelligent API security, directory, and data governance capabilities. For more information, visit www.pingidentity.com.

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Subscription	$55,113	$57,495	$166,199	$161,387
Professional services and other	4,828	4,270	14,135	13,276
Total revenue	59,941	61,765	180,334	174,663
Cost of revenue:
Subscription (exclusive of amortization shown below)(1)	8,091	5,995	22,709	16,828
Professional services and other (exclusive of amortization shown below)(1)	4,083	4,086	12,322	11,002
Amortization expense	5,177	4,159	14,723	11,981
Total cost of revenue	17,351	14,240	49,754	39,811
Gross profit	42,590	47,525	130,580	134,852
Operating expenses:
Sales and marketing(1)	21,164	17,819	64,105	55,153
Research and development(1)	12,224	11,283	35,849	33,594
General and administrative(1)	10,702	10,984	33,817	26,732
Depreciation and amortization	4,223	4,060	12,705	12,334
Total operating expenses	48,313	44,146	146,476	127,813
Income (loss) from operations	(5,723)	3,379	(15,896)	7,039
Other income (expense):
Interest expense	(605)	(3,818)	(1,835)	(12,067)
Loss on extinguishment of debt	—	(3,150)	—	(3,150)
Other income (expense), net	1,271	(992)	716	(767)
Total other income (expense)	666	(7,960)	(1,119)	(15,984)
Loss before income taxes	(5,057)	(4,581)	(17,015)	(8,945)
Benefit for income taxes	4,061	3,986	8,937	5,227
Net loss	$(996)	$(595)	$(8,078)	$(3,718)
Net loss per share:
Basic and diluted	$(0.01)	$(0.01)	$(0.10)	$(0.06)
Weighted-average shares used in computing net loss per share:
Basic and diluted	80,692	66,269	80,203	65,436

______________________________________

(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Subscription cost of revenue	$166	$—	$486	$—
Professional services and other cost of revenue	98	—	281	—
Sales and marketing	1,169	283	3,209	693
Research and development	1,602	225	3,788	658
General and administrative	1,546	1,190	4,219	2,446
Total	$4,581	$1,698	$11,983	$3,797

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	September 30,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$173,206	$67,637
Accounts receivable, net of allowances of $728 and $873	49,659	67,642
Contract assets, current	69,766	70,031
Deferred commissions, current	5,773	5,814
Prepaid expenses	17,703	12,768
Other current assets	1,068	3,774
Total current assets	317,175	227,666
Noncurrent assets:
Property and equipment, net	9,564	11,183
Goodwill	418,660	417,696
Intangible assets, net	177,447	187,868
Contract assets, noncurrent	14,239	15,979
Deferred commissions, noncurrent	8,231	7,856
Deferred income taxes, net	2,685	2,755
Operating lease right-of-use assets	15,052	—
Other noncurrent assets	2,518	1,808
Total noncurrent assets	648,396	645,145
Total assets	$965,571	$872,811
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$748	$1,118
Accrued expenses and other current liabilities	6,837	9,302
Accrued compensation	10,427	18,126
Deferred revenue, current	35,640	45,446
Operating lease liabilities, current	3,770	—
Total current liabilities	57,422	73,992
Noncurrent liabilities:
Deferred revenue, noncurrent	2,352	2,061
Long-term debt, net of current portion	148,951	50,941
Deferred income taxes, net	19,679	30,571
Operating lease liabilities, noncurrent	17,005	—
Other liabilities, noncurrent	2,607	4,775
Total noncurrent liabilities	190,594	88,348
Total liabilities	248,016	162,340
Commitments and contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	81	80
Additional paid-in capital	733,769	718,446
Accumulated other comprehensive loss	(561)	(399)
Accumulated deficit	(15,734)	(7,656)
Total stockholders' equity	717,555	710,471
Total liabilities and stockholders' equity	$965,571	$872,811

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended September 30,
	2020	2019
Cash flows from operating activities
Net loss	$(8,078)	$(3,718)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	—	3,150
Depreciation and amortization	27,428	24,315
Stock-based compensation expense	11,983	3,797
Amortization of deferred commissions	5,432	4,110
Amortization of deferred debt issuance costs	187	626
Operating leases, net	(105)	—
Deferred taxes	(11,391)	(6,910)
Other	(13)	292
Changes in operating assets and liabilities:
Accounts receivable	18,029	15,980
Contract assets	2,005	(15,931)
Deferred commissions	(5,766)	(5,295)
Prepaid expenses and other current assets	(2,869)	(4,486)
Other assets	(700)	305
Accounts payable	(322)	736
Accrued compensation	(9,017)	(7,639)
Accrued expenses and other	2,682	2,302
Deferred revenue	(9,515)	(3,160)
Net cash provided by operating activities	19,970	8,474
Cash flows from investing activities
Purchases of property and equipment and other	(1,716)	(4,517)
Capitalized software development costs	(9,824)	(7,260)
Acquisition of ShoCard, net of cash acquired of $0	(4,703)	—
Other investing activities	—	(300)
Net cash used in investing activities	(16,243)	(12,077)
Cash flows from financing activities
Payment of Elastic Beam consideration and holdbacks	(424)	(1,136)
Proceeds from initial public offering, net of underwriting discounts and commissions	—	174,375
Payment of offering costs	(295)	(1,093)
Proceeds from stock option exercises	9,027	1,571
Payment for tax withholding on equity awards	(4,422)	—
Proceeds from long-term debt	97,823	—
Payment of long-term debt	—	(171,743)
Net cash provided by financing activities	101,709	1,974
Effect of exchange rates on cash and cash equivalents and restricted cash	132	168
Net increase (decrease) in cash and cash equivalents and restricted cash	105,568	(1,461)
Cash and cash equivalents and restricted cash
Beginning of period	68,386	84,143
End of period	$173,954	$82,682

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Gross profit	$42,590	$47,525	$130,580	$134,852
Amortization expense	5,177	4,159	14,723	11,981
Stock-based compensation	264	—	767	—
Non-GAAP Gross Profit	$48,031	$51,684	$146,070	$146,833
Non-GAAP Gross Profit Margin	80%	84%	81%	84%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Total operating expenses	$48,313	$44,146	$146,476	$127,813
Stock-based compensation	(4,317)	(1,698)	(11,216)	(3,797)
Acquisition related expenses	(20)	(522)	(1,119)	(2,799)
Amortization expense	(3,352)	(3,361)	(10,041)	(10,316)
Non-GAAP Operating Expenses	$40,624	$38,565	$124,100	$110,901

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net loss	$(996)	$(595)	$(8,078)	$(3,718)
Stock-based compensation	4,581	1,698	11,983	3,797
Acquisition related expenses	20	522	1,119	2,799
Amortization expense	8,529	7,520	24,764	22,297
Loss on extinguishment of debt	—	3,150	—	3,150
Provision for income taxes(1)	(3,283)	(3,351)	(9,467)	(8,331)
Non-GAAP Net Income	$8,851	$8,944	$20,321	$19,994
Net loss per share:
Basic and diluted	$(0.01)	$(0.01)	$(0.10)	$(0.06)
Weighted-average shares used in computing net loss per share:
Basic and diluted	80,692	66,269	80,203	65,436
Non-GAAP Net Income per Share:
Basic	$0.11	$0.13	$0.25	$0.31
Diluted	$0.11	$0.13	$0.24	$0.30
Weighted-average shares used in computing Non-GAAP Net Income per Share:
Basic	80,692	66,269	80,203	65,436
Diluted	83,888	67,978	83,043	66,801

_____________________________________

(1) The related tax effects of the adjustments to Non-GAAP Net Income were calculated using the respective statutory tax rates for applicable jurisdictions.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net loss	$(996)	$(595)	$(8,078)	$(3,718)
Interest expense(1)	605	3,818	1,835	12,067
Loss on extinguishment of debt	—	3,150	—	3,150
Benefit for income taxes	(4,061)	(3,986)	(8,937)	(5,227)
Depreciation and amortization	9,400	8,219	27,428	24,315
Stock-based compensation expense	4,581	1,698	11,983	3,797
Acquisition related expense	20	522	1,119	2,799
Other (income) expense, net(2)	(1,271)	992	(716)	767
Adjusted EBITDA	$8,278	$13,818	$24,634	$37,950
Adjusted EBITDA Margin	14%	22%	14%	22%

______________________________________

(1) Includes amortization of debt issuance costs.

(2) Includes gains and losses from transactions denominated in a currency other than the functional currency, interest income and other income (expense).

	Nine Months Ended September 30,
	2020	2019
Net cash provided by operating activities	$19,970	$8,474
Add:
Cash paid for interest	1,728	11,441
Less:
Purchases of property and equipment	(1,716)	(4,517)
Capitalized software development costs	(9,824)	(7,260)
Unlevered Free Cash Flow	$10,158	$8,138
Net cash used in investing activities	$(16,243)	$(12,077)
Net cash provided by financing activities	$101,709	$1,974
Cash paid for Elastic Beam compensation and bonus retention payments	$4,173	$4,868

Reconciliation of Unlevered Free Cash Flow Guidance for the Three Months Ended December 31, 2020:

	Three Months Ended December 31, 2020
	Low	High
Net cash provided by (used in) operating activities	$(1,325)	$675
Add:
Cash paid for interest	595	595
Less:
Purchases of property and equipment	(545)	(545)
Capitalized software development costs	(3,725)	(3,725)
Unlevered Free Cash Flow	$(5,000)	$(3,000)

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY BUSINESS METRICS
(In thousands)

	September 30,		Change
	2020	2019	$	%

	(dollars in thousands)
ARR	$242,594	$206,730	$35,864	17%

Contacts

Investor Relations Contact:

David Banks

investor@pingidentity.com

Media Contact:

Kristin Miller

press@pingidentity.com

Source: Ping Identity